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                                                                    Exhibit 10.1

John B. (Jack) Benton has entered into a Transition Assistance Agreement that is substantially identical in all material respects to the agreement with Clyde L. Thomas that was filed as Exhibit 10.34 to the Company's Annual Report on Form 10-K for the year ended December 31, 2002.